November 12, 2002

                  SUPPLEMENT TO THE JANUARY 28, 2002 PROSPECTUS
                      FOR PIONEER SCIENCE & TECHNOLOGY FUND
                   (SUPERSEDES SUPPLEMENT DATED JUNE 14, 2002)


MANAGEMENT

The following replaces the section entitled "Portfolio manager":

PORTFOLIO MANAGEMENT
Day-to-day management of the fund's portfolio is the responsibility the domestic equity team. The team manages other Pioneer mutual funds investing primarily in U.S. equity securities. The team may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the domestic equity team. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.



























                                                                   12707-00-1102
                                        (C) 2002 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds